Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Dext Capital, LLC

4000 Kruse Way Place

Lake Oswego, Oregon 97035

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of equipment contracts in connection with the proposed offering of Dext ABS 2023-2, LLC, Asset Backed Notes. Dext Capital, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Truist Securities, Inc. and BofA Securities, Inc. (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 11, 2023, representatives of the Company provided us with a (i) computer generated equipment contract data file and related record layout containing data, as represented to us by the Company, as of the close of business September 30, 2023, with respect to 1,423 equipment contracts (the “Statistical Data File”) and (ii) listing (the “Sample Listing”) of 150 equipment contracts that were included in the Statistical Data File (the “Sample Contracts”). We make no representations as to the selection criteria used in determining the Sample Contracts.

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Contract number (informational purposes only) 2. Customer name 3. State 4. Equipment type 5.Payment amount	6. Equipment cost 7. Contract month of origination 8. Residual value 9. Contract term 10. Current customer rate

We compared Characteristics 2. through 4. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the “Lease Agreement”); Characteristics 5. through 7. to the corresponding information set forth on or derived from Lease Agreement or the “Payment Schedule”; Characteristic 8. to the “Purchase Option Addendum” or to the Payment Schedule; Characteristic 9. to the Payment Schedule; and Characteristic 10. to a query from the Company’s servicing system (the “Current Customer Rate Query”), provided to us on October 13, 2023 by representatives of the Company.

For purposes of our procedures and at your instruction:

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with respect to our comparison of Characteristic 3., for the Sample Contract indicated in Appendix A, we noted a difference with respect to the state set forth on the Statistical Data File when compared to the state set forth on the Lease Agreement. For this Sample Contract, we were instructed to perform an additional procedure and compare the state set forth on the Statistical Data File to the corresponding information set forth on screen shots from the Company’s servicing system (the “Servicing System Screen Shots”);

•

with respect to our comparison of Characteristic 4., for the Sample Contract indicated in Appendix B, we noted a difference with respect to the equipment type set forth on the Statistical Data File when compared to the equipment type set forth on the Lease Agreement. For this Sample Contract, we were instructed to perform an additional procedure and compare the equipment type set forth on the Statistical Data File to the corresponding information set forth on the Servicing System Screen Shots; and

•

with respect to our comparison of Characteristic 9., for the Sample Contracts indicated in Appendix C, we noted a difference with respect to the contract term set forth on the Statistical Data File when compared to the contract term set forth on the Payment Schedule. For these Sample Contracts, we were instructed to perform an additional procedure and compare the contract term set forth on the Statistical Data File to the corresponding information set forth on the Servicing System Screen Shots.

The equipment contract documents referred to above, including any information obtained from the indicated system, and any other documents used in support of the Characteristics, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Equipment Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Equipment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Equipment Documents. In addition, we make no representations as to whether the Equipment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Equipment Documents, except as indicated in Appendix D. Supplemental information is contained in Appendix E.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 31, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 31, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 3. for the following Sample Contract:

100-0003745-002

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 31, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Contract:

100-0003745-002

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 31, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 9. for the following Sample Contracts:

100-0001878-006

100-0002094-001

100-0003751-001

100-0004213-001

100-0004452-001

100-0004681-001

100-0004782-001

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 31, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in equipment cost.

2	One difference in contract term.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 31, 2023.

Supplemental Information Related to the Findings Set Forth on Appendix D

Exception Description Number	Sample Contract Number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Equipment Documents
1	100-0004681-001	Equipment cost	$851,699.76	$851,744.76
2	100-0004268-001	Contract term	69 months	63 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.